Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 12 – Income Taxes

We recognize deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. We have established a valuation allowance to reflect the likelihood of realization of deferred tax assets.

The domestic and foreign components of our consolidated net pre-tax loss from operations for the respective periods are as follows:

	Year ended December 31,
	2013	2012
Domestic loss	$(4,442,000)	$(8,849,000)
Foreign income (loss)	179,000	—
Consolidated net loss before income tax expense	$(4,263,000)	$(8,849,000)

The valuation allowance at December 31, 2012 was approximately $9,368,000. The net change in the valuation allowance during the year ended December 31, 2013 was an increase of approximately $1,744,000. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of December 31, 2013.

We have a net operating loss carryforward totaling approximately $23,320,000 at December 31, 2013, expiring through 2033. There is a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally greater than a 50% change in ownership). We are subject to examination by federal and state taxing authorities for the 2010 and subsequent tax years. Temporary differences, which give rise to a net deferred tax asset, are approximately as follows:

Significant deferred tax assets are as follows:

	December 31,
	2013	2012
Current deferred tax assets:
Accrued Expenses	$30,000	$119,000
Allowance for Doubtful Accounts	1,000	38,000
Subtotal current deferred tax asset	31,000	157,000

Non-current deferred tax assets and liabilities:
Intangible Assets	$27,000	$29,000
Fixed Assets	(123,000)	(112,000)
Discount on Convertible Notes	(329,000)	—
Derivative Liability	377,000	—
Stock Options	2,477,000	1,972,000
Net operating loss carryover	8,652,000	7,322,000
Subtotal non-current deferred tax asset	11,081,000	9,211,000

Total deferred tax asset	$11,112,000	$9,368,000
Less: valuation allowance	(11,112,000)	(9,368,000)
Net deferred tax assets	$—	$—

The actual tax expense (benefit) differs from the expected tax expense (benefit) for the years ended December 31, 2013 and 2012 (computed by applying the U.S. Federal Corporate income tax rate of 34% to income before taxes and 5.5% for State income taxes, a blended rate of 37.63%) as follows:

	December 31,
	2013	2012

Expected tax expense (benefit) - federal	$(1,449,000)	$(3,009,000)
Expected tax expense (benefit) - state	(159,000)	(321,000)
Foreign rate differential	(23,000)	—
Change in fair value of derivative liability - embedded conversion feature	—	776,000
Permanent items	22,000	1,000
True-up	(135,000)	—
Change in valuation allowance	1,744,000	2,553,000
Actual tax expense	$—	$—